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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K



             CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): November 3, 1998



                       APPLIED ANALYTICAL INDUSTRIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
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         (State or Other Jurisdiction of Incorporation or Organization)



                0-21185                               04-2687849
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        (Commission File Number)        (I.R.S. Employer Identification Number)



                              5051 New Centre Drive
                        Wilmington, North Carolina 28403
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               (Address of Principal Executive Offices) (Zip Code)



                                 (910) 392-1606
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              (Registrant's Telephone Number, Including Area Code)





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                       APPLIED ANALYTICAL INDUSTRIES, INC.
                                    FORM 8-K

                (Any item which is not applicable or to which the
                      answer is negative has been omitted.)


Item 5.  Other Events.

On November 3, 1998, Applied Analytical Industries, Inc. (the "Company") issued a press release reporting the Company's unaudited consolidated financial results for the period ended September 30, 1998. The press release is filed as Exhibit
99.1 hereto and is incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

           Exhibits:

               Exhibit No.        Description
               -----------        -----------

                  99.1            Press release dated November 3, 1998


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   APPLIED ANALYTICAL INDUSTRIES, INC.

Date: November 5, 1998             By: /s/ Eugene T. Haley
                                       -----------------------------
                                   Eugene T. Haley
                                   Executive Vice President and
                                   Chief Financial Officer



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                       APPLIED ANALYTICAL INDUSTRIES, INC.

                                  EXHIBIT INDEX



               Exhibit No.              Description
               -----------              -----------


                   99.1                 Press release dated November 3, 1998